UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2020

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46-2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

833 East Michigan Street, Suite 900 Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 277-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03. Bankruptcy or Receivership

As previously announced, on June 5, 2020, Jason Industries, Inc. (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with certain creditors under its First Lien Credit Agreement, originally dated as of June 30, 2014. The Restructuring Support Agreement contemplates agreed-upon terms for a pre-packaged financial restructuring plan (the “Plan”) of the existing debt of, existing equity interests in, and certain other obligations of the Company Parties (the “Restructuring”). In connection therewith, on June 24, 2020 (the “Petition Date”), each of the Company Parties filed voluntary petitions for relief under chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), and on the same day the Company commenced a solicitation of votes for the Plan. The Company Parties have requested joint administration of their Chapter 11 cases for procedural purposes only under the caption In re: Jason Industries, Inc., et al., Case No. 20-22766 (the “Chapter 11 Cases”).

The Company Parties continue to operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company Parties are seeking approval from the Bankruptcy Court of a variety of “first day” motions, including motions for the consensual use of cash collateral and other customary operational and administrative relief intended to assure the Company Parties’ ability to continue their ordinary course operations. The Company Parties expect that the Bankruptcy Court will approve the relief sought in these motions on an interim basis.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The commencement of the Chapter 11 Cases described in Item 1.03 above constituted an event of default or termination event, and caused the automatic and immediate acceleration of all debt outstanding under or in respect of a number of instruments and agreements relating to direct financial obligations of the Company Parties (the “Accelerated Direct Financial Obligations”). The material Accelerated Direct Financial Obligations include:

•Debt outstanding under that certain First Lien Credit Agreement dated as of June 30, 2014 among Jason Incorporated, a Wisconsin corporation (the “Borrower”), the other parties thereto and The Bank of New York Mellon, as Administrative Agent for the lenders party thereto (the “Agent”) (as amended, modified, supplemented, or restated to date); and

•Debt outstanding under that certain Second Lien Credit Agreement dated as of June 30, 2014, among Borrower, the other parties thereto and the Agent for the lenders party thereto (as amended, modified, supplemented, or restated to date).

The agreements relating to the Accelerated Direct Financial Obligations described above provide that as a result of the commencement of the Chapter 11 Cases, the unpaid principal amount of all outstanding debt, together with accrued interest and other amounts thereon, shall automatically become due and payable without further act of the Agent or any lender thereunder. The Company Parties believe that any efforts to enforce payment obligations under the Accelerated Direct Financial Obligations are automatically stayed as a result of the filing of the Chapter 11 Cases and the creditors’ rights of enforcement in respect of the debt instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

Press Release

On June 24, 2020, the Company issued a press release announcing that it has formally commenced a solicitation of votes on the Plan with a related disclosure statement. The Company also announced filing the Chapter 11 Cases to implement the Plan.

The press release can be found on the Company’s investor relations website at investors.jasoninc.com. Court filings and other information related to the Chapter 11 Cases, including the disclosure statement, Bankruptcy Court filings and information about the claims process, are available at https://dm.epiq11.com/jason, by calling (855) 917-3541 (Toll-Free) or (503) 597-7669, or sending an email to JasonInfo@epiqglobal.com.

Cautionary Statement Concerning Forward-Looking Statements

This current report contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the Chapter 11 Cases, the Company’s ability to complete the Restructuring and its ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding: the Company’s ability to successfully complete a Restructuring under Chapter 11; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the Company’s recapitalization process or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; the Company’s ability to comply with financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of the Restructuring and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11

Cases, which may interfere with the Company’s ability to consummate the Restructuring or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By: /s/ Chad M. Paris
Name: Chad M. Paris
Title: Senior Vice President and Chief Financial Officer

Date: June 24, 2020